Exhibit 99.2

Supplemental Operating and Financial Data
First Quarter Ended March 31, 2013

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “expects,” "pipeline," “anticipates,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 29 through 30 for definitions of certain non-GAAP financial measures used in this document.

EPR Properties
Company Profile

The Company

EPR Properties (“EPR” or the “Company”) is a self administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes entertainment, education, recreation and other specialty investments. Effective November 12, 2012, the Company updated its name from "Entertainment Properties Trust" to "EPR Properties" to reflect the Company's expansion into additional specialty segments.

Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable and increasing Funds from Operations (“FFO”) and dividends per share. Our prevailing strategy is to focus on long-term investments in a limited number of categories in which we maintain a depth of knowledge and relationships, and which we believe offer sustained performance throughout all economic cycles. We believe our focused niche approach provides a competitive advantage, and the potential for higher growth and better yields.

We also adhere to rigorous underwriting and investing criteria, centered on key industry and property level cash flow criteria. As part of our growth strategy we will consider acquiring, developing or financing additional properties which are consistent with our overall strategy and meet our underwriting and investing criteria. In executing our growth strategy, we will employ moderate leverage. We have historically paid out approximately 80% of our FFO as adjusted in the form of quarterly dividends. This allows investors to realize a portion of their returns on a current basis.

Following are the key criteria against which our investments are evaluated:

Inflection Opportunity - Renewal or restructuring in an industry’s properties

Enduring Value - Real estate devoted to and improving long-lived activities

Excellent Execution - Market-dominant performance that creates value beyond tenant credit

Attractive Economics - Accretive initial returns along with growth in yield

Advantageous Position - Sustainable competitive advantages

EPR Properties
Investor Information

Senior Management

David Brain	Greg Silvers
President and Chief Executive Officer	Executive Vice President and Chief Operating Officer

Mark Peterson	Jerry Earnest
Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Investment Officer

Neil Sprague	Mike Hirons
Senior Vice President and General Counsel	Vice President - Strategic Planning

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
Stock Exchange Listing	EPR-PrF
New York Stock Exchange

Equity Research Coverage

BMO Capital Markets	Paul Adornato	212-885-4170
Citi Global Markets	Michael Bilerman/Emmanuel Korchman	212-816-4471
Goldman Sachs	Andrew Rosavich	212-902-2796
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler	917-368-2280
Ladenburg Thalmann	Daniel Dolan	214-409-2056
RBC Capital Markets	Richard Moore	440-715-2646
Stifel Nicolaus	Joshua Barber	443-224-1347

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

EPR Properties
Selected Financial Information
(Unaudited, dollars and shares in thousands)

	Three months ended March 31,
Operating Information:	2013	2012
Revenue (1)	83,350	76,779
Net income available to common shareholders of
EPR Properties	35,254	15,371
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - continuing operations (2)	69,181	59,432
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - discontinued operations (2)	304	(7,784)
Adjusted EBITDA - continuing operations (2)	69,499	63,588
Adjusted EBITDA - discontinued operations (2)	304	1,061
Interest expense, net (1)	19,989	18,141
Recurring principal payments	4,303	6,327
Capitalized interest	344	156
Straight-lined rental revenue	1,214	801
Dividends declared on preferred shares	5,952	6,001
Dividends declared on common shares	37,161	35,117
General and administrative expense	6,652	6,467

Balance Sheet Information:	March 31,
	2013	2012
Total assets	2,951,792	2,790,845
Total assets before depreciation (gross assets)	3,335,443	3,138,749
Unencumbered real estate assets (3)
Number	157	122
Gross book value	2,095,661	1,578,518
Annualized stabilized NOI	213,501	151,543
Total debt	1,383,392	1,224,840
Equity	1,457,505	1,477,895
Common shares outstanding	47,039	48,262
Total market capitalization (using EOP closing price)	4,178,027	3,732,694
Debt/total assets	47%	44%
Debt/total market capitalization	33%	33%
Debt/gross assets	41%	39%
Debt/Adjusted EBITDA - continuing operations (1)(4)	4.98	4.82
Debt/Adjusted EBITDA - continuing and discontinued operations (4)	4.95	4.74

(1) Excludes discontinued operations.
(2) See pages 29 through 30 for definitions.
(3) Includes unencumbered rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and undeveloped land.
(4) Adjusted EBITDA is for the quarter annualized. See pages 29 through 30 for definitions.

EPR Properties
Selected Balance Sheet Information
(Unaudited, dollars in thousands)

	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011
Assets
Rental properties: (1)
Entertainment	$2,017,909	$2,020,348	$2,012,794	$1,991,359	$1,972,844	$1,956,564
Education	112,193	102,311	102,094	48,146	40,088	40,115
Recreation	70,961	69,804	33,022	33,021	33,021	13,008
Other	43,580	71,421	118,348	121,526	136,777	149,620
Less: accumulated depreciation	(383,651)	(376,003)	(370,173)	(356,264)	(347,905)	(335,435)
Land held for development	197,740	196,177	191,442	188,874	184,457	184,457
Property under development	38,369	29,376	30,486	40,141	35,419	22,761
Mortgage notes receivable: (2)
Entertainment	77,464	76,199	52,294	51,197	14,852	—
Education	35,904	28,945	21,216	17,217	16,705	1,303
Recreation	352,668	348,091	338,245	335,205	332,855	323,794
Other	2,521	2,517	—	—	—	—
Investment in a direct financing lease, net	235,302	234,089	232,855	236,157	234,875	233,619
Investment in joint ventures	12,287	11,971	11,399	10,577	10,112	25,053
Cash and cash equivalents	11,763	10,664	25,007	12,739	11,474	14,625
Restricted cash	32,614	23,991	26,138	19,165	24,938	19,312
Accounts receivable, net	38,246	38,738	35,704	33,138	35,602	35,005
Other assets	55,922	58,091	54,501	51,469	54,731	50,194
Total assets	$2,951,792	$2,946,730	$2,915,372	$2,833,667	$2,790,845	$2,733,995

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$47,798	$65,481	$54,086	$37,485	$30,603	$36,036
Common dividends payable	37,161	35,165	35,131	35,128	35,117	32,709
Preferred dividends payable	5,952	6,021	6,002	6,002	6,002	6,002
Unearned rents and interest	19,984	11,333	14,181	11,982	16,388	6,850
Line of credit	59,000	39,000	—	112,000	58,000	223,000
Long-term debt	1,324,392	1,329,832	1,339,118	1,158,560	1,166,840	931,295
Total liabilities	1,494,287	1,486,832	1,448,518	1,361,157	1,312,950	1,235,892
Equity:
Common stock and additional paid in capital	1,775,653	1,769,711	1,754,767	1,753,266	1,723,388	1,719,546
Preferred stock at par value	139	139	135	135	135	135
Treasury stock	(61,227)	(55,308)	(49,689)	(49,539)	(49,454)	(44,834)
Accumulated other comprehensive income	20,114	20,622	20,629	20,680	23,761	23,463
Distributions in excess of net income	(277,551)	(275,643)	(259,318)	(252,338)	(248,007)	(228,261)
EPR Properties shareholders' equity	1,457,128	1,459,521	1,466,524	1,472,204	1,449,823	1,470,049
Noncontrolling interests	377	377	330	306	28,072	28,054
Total equity	1,457,505	1,459,898	1,466,854	1,472,510	1,477,895	1,498,103
Total liabilities and equity	$2,951,792	$2,946,730	$2,915,372	$2,833,667	$2,790,845	$2,733,995

(1) Includes rental properties held for sale.
(2) Includes related accrued interest receivable.

EPR Properties
Selected Operating Data
(Unaudited, dollars in thousands)

	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011
Rental revenue and tenant reimbursements:
Entertainment	$59,727	$60,180	$60,633	$59,399	$59,383	$58,535
Education	3,157	2,921	2,602	1,720	1,420	1,151
Recreation	1,909	1,502	797	797	519	319
Other	738	809	809	754	758	1,311
Mortgage and other financing income:
Entertainment	2,204	1,936	1,427	498	447	81
Education (1)	7,957	7,724	7,563	7,548	7,295	7,099
Recreation	7,555	7,423	7,968	7,143	6,906	6,710
Other	79	34	18	23	26	40
Corporate/Unallocated	—	—	—	—	—	17
Other income	24	434	203	107	25	106
Total revenue	$83,350	$82,963	$82,020	$77,989	$76,779	$75,369

Property operating expense	7,005	6,915	5,939	5,687	6,374	5,644
Other expense	194	408	585	340	350	390
General and administrative expense	6,652	5,396	5,486	5,821	6,467	5,045
Costs (gain) associated with loan refinancing or payoff, net	—	150	477	—	—	(390)
Gain on early extinguishment of debt	(4,539)	—	—	—	—	—
Interest expense, net	19,989	20,062	19,994	18,459	18,141	17,658
Transaction costs	318	31	184	31	158	233
Impairment charges	—	1,999	—	—	3,998	—
Depreciation and amortization	13,438	12,827	12,390	12,068	11,740	11,478
Equity in income from joint ventures	351	358	342	278	47	616
Income from continuing operations	40,644	35,533	37,307	35,861	29,598	35,927
Discontinued operations:
Income (loss) from discontinued operations	(3)	475	(46)	516	355	805
Impairment charges	—	(5,980)	(3,086)	—	(8,845)	—
Transaction costs	—	—	—	3	—	—
Gain (loss) on sale or acquisition of real estate	565	(747)	—	438	282	1,236
Net income	41,206	29,281	34,175	36,818	21,390	37,968
Net income attributable to noncontrolling interests	—	(47)	(24)	(19)	(18)	(25)
Preferred dividend requirements	(5,952)	(6,503)	(6,002)	(6,002)	(6,001)	(6,003)
Preferred share redemption costs	—	(3,888)	—	—	—	—
Net income available to common shareholders of EPR Properties	$35,254	$18,843	$28,149	$30,797	$15,371	$31,940

(1) Represents income from owned assets under a direct financing lease, five mortgage notes receivable and one note receivable.

EPR Properties
Funds From Operations and Funds From Operations as Adjusted
(Unaudited, dollars in thousands except per share information)

	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011
Funds From Operations ("FFO") (1):
Net income available to common shareholders of EPR Properties	$35,254	$18,843	$28,149	$30,797	$15,371	$31,940
(Gain) loss on sale or acquisition of real estate	(565)	747	—	(438)	(282)	(1,236)
Real estate depreciation and amortization	13,468	13,318	13,013	12,635	12,197	11,773
Allocated share of joint venture depreciation	157	150	146	144	141	118
Impairment charges	—	7,979	3,086	—	12,843	—
FFO available to common shareholders of EPR Properties	$48,314	$41,037	$44,394	$43,138	$40,270	$42,595

Funds From Operations as adjusted (1):
FFO available to common shareholders of EPR Properties	$48,314	$41,037	$44,394	$43,138	$40,270	$42,595
Costs (gain) associated with loan refinancing or payoff, net	—	150	477	—	—	(390)
Transaction costs	318	31	184	31	158	233
Gain on early extinguishment of debt	(4,539)	—	—	—	—	—
Preferred share redemption costs	—	3,888	—	—	—	—
FFO as adjusted available to common shareholders of EPR Properties	$44,093	$45,106	$45,055	$43,169	$40,428	$42,438

FFO per common share attributable to EPR Properties:
Basic	$1.03	$0.88	$0.95	$0.92	$0.86	$0.91
Diluted	1.03	0.87	0.94	0.92	0.86	0.91

FFO as adjusted per common share attributable to EPR Properties:
Basic	$0.94	$0.96	$0.96	$0.92	$0.87	$0.91
Diluted	0.94	0.96	0.96	0.92	0.86	0.90

Shares used for computation (in thousands):
Basic	46,854	46,850	46,840	46,826	46,677	46,726
Diluted	47,047	47,090	47,090	47,068	46,945	46,967

(1) See pages 29 through 30 for definitions.

EPR Properties
Adjusted Funds From Operations
(Unaudited, dollars in thousands except per share information)

	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011
Adjusted Funds from Operations ("AFFO") (1):
FFO available to common shareholders of EPR Properties	$48,314	$41,037	$44,394	$43,138	$40,270	$42,595
Adjustments:
Transaction costs	318	31	184	31	158	233
Non-real estate depreciation and amortization	277	276	263	258	260	267
Deferred financing fees amortization	999	994	1,047	1,092	1,085	986
Costs (gain) associated with loan refinancing or payoff, net	—	150	477	—	—	(390)
Share-based compensation expense to management and trustees	1,548	1,417	1,418	1,534	1,464	1,398
Maintenance capital expenditures (2)	(525)	(2,622)	(730)	(1,066)	(354)	(733)
Straight-lined rental revenue	(1,214)	(927)	(2,042)	(862)	(801)	(298)
Non-cash portion of mortgage and other financing income	(1,265)	(1,253)	(1,193)	(1,284)	(1,258)	(1,298)
Gain on early extinguishment of debt	(4,539)	—	—	—	—	—
Preferred share redemption costs	—	3,888	—	—	—	—
AFFO available to common shareholders of EPR Properties	$43,913	$42,991	$43,818	$42,841	$40,824	$42,760

Weighted average diluted shares outstanding (in thousands)	47,047	47,090	47,090	47,068	46,945	46,967

AFFO per diluted common share	$0.93	$0.91	$0.93	$0.91	$0.87	$0.91

Dividends declared per common share	$0.79	$0.75	$0.75	$0.75	$0.75	$0.70

AFFO payout ratio (3)	85%	82%	81%	82%	86%	77%

(1) See pages 29 through 30 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Capital Structure at March 31, 2013
(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Long-Term Debt:

	Mortgages (1)			Unsecured	Unsecured
Year	Amortization	Maturities	Bond/Term Loan	Credit Facility (3)	Senior Notes	Total	Weighted Avg Interest Rate
2013	$12,695	$—	$—	$—	$—	$12,695	6.30%
2014	12,035	139,557	—	—	—	151,592	6.32%
2015	10,675	90,813	—	59,000	—	160,488	4.30%
2016	6,767	96,144	—	—	—	102,911	6.08%
2017	3,588	73,102	255,000	—	—	331,690	3.38%
2018	919	12,462	—	—	—	13,381	6.34%
2019	—	—	—	—	—	—	—%
2020	—	—	—	—	250,000	250,000	7.75%
2021	—	—	—	—	—	—	—%
2022	—	—	—	—	350,000	350,000	5.75%
Thereafter	—	—	10,635	—	—	10,635	0.12%
	$46,679	$412,078	$265,635	$59,000	$600,000	$1,383,392	5.43%

		Balance	Weighted Avg Interest Rate	Weighted Avg Maturity (yrs)
Fixed rate secured debt		$458,757	6.07%	2.60
Fixed rate unsecured debt (2)		840,000	5.46%	7.15
Variable rate secured debt		10,635	0.12%	24.50
Variable rate unsecured debt (3)		74,000	1.83%	2.09
Total		$1,383,392	5.43%	5.54

(1) Scheduled amortization and maturities represent only consolidated debt obligations.

(2) Includes $240 million of term loan that has been fixed through interest rate swaps through January 5, 2016.

(3) Unsecured Credit Facility Summary:

		Balance		Rate
	Commitment	at 3/31/2013	Maturity	at 3/31/2013

	$400,000	$59,000	October 13, 2015	1.80%

	Note: This facility has a one year extension available at the Company's option and includes an accordion feature in which the facility can be increased to up to $500 million.

EPR Properties
Capital Structure at March 31, 2013 and December 31, 2012
(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Long-Term Debt:
	March 31, 2013	December 31, 2012

Unsecured revolving variable rate credit facility, LIBOR + 1.60%, due October 13, 2015	$59,000	$39,000
Mortgage note payable, 6.84%, due March 1, 2014	89,485	92,773
Mortgage note payable, 5.58%, due April 1, 2014	56,739	57,078
Mortgage note payable, 5.56%, due June 5, 2015	31,749	31,923
Mortgage notes payable, 5.77%, due November 6, 2015	66,644	67,172
Mortgage notes payable, 5.84%, due March 6, 2016	37,577	37,863
Mortgage notes payable, 6.37%, due June 30, 2016	26,967	27,156
Mortgage notes payable, 6.10%, due October 1, 2016	24,225	24,395
Mortgage notes payable, 6.02%, due October 6, 2016	18,251	18,381
Term loan payable, LIBOR + 1.75%, $240.0 million fixed through interest rate swaps at 2.66% through January 5, 2016, due January 5, 2017	255,000	240,000
Mortgage note payable, 6.06%, due March 1, 2017	10,192	10,261
Mortgage note payable, 6.07%, due April 6, 2017	10,494	10,565
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	34,363	48,914
Mortgage note payable, 5.29%, due July 1, 2017	3,847	3,881
Mortgage notes payable, 5.68% due August 1, 2017	24,885	25,053
Mortgage note payable, 6.19%, due February 1, 2018	14,935	15,084
Mortgage note payable, 7.37%, due July 15, 2018	8,404	8,698
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Bond payable, variable rate, due October 1, 2037	10,635	10,635
Total	$1,383,392	$1,368,832

EPR Properties
Capital Structure
Senior Notes

Senior Debt Ratings as of March 31, 2013

Moody's	Baa3 (positive)
Fitch	BBB- (stable)
Standard and Poor's	BB+ (stable)

Summary of Covenants

The Company's outstanding bonds have fixed interest rates of 5.75% and 7.75%. Interest on the senior notes is paid semiannually. The notes contain various covenants, including: (i) a limitation on incurrence of any debt which would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for our 5.75% and 7.75% senior unsecured notes, as defined and calculated per the terms of our notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show our ability to incur additional debt under the terms of our notes only and are not measures of our liquidity or performance.  The actual amounts as of March 31, 2013 and December 31, 2012 are:

		Actual	Actual
Note Covenants	Required	1st Quarter 2013 (1)	4th Quarter 2012 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	42%	41%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	14%	15%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	3.5x	3.6x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	255%	261%

(1) See page 14 for detailed calculations

EPR Properties
Capital Structure
Senior Notes
(Unaudited, dollars in thousands)

Covenant Calculations

Total Assets:	March 31, 2013		Total Debt:		March 31, 2013
Total Assets	$2,951,792		Secured debt obligations		$469,392
Add: accumulated depreciation	383,651		Unsecured debt obligations:
Less: intangible assets	(2,961)		Unsecured debt		914,000
Total Assets	$3,332,482		Outsanding letters of credit		—
			Derivatives at fair market value, net		5,514
Total Unencumbered Assets:	March 31, 2013		Total unsecured debt obligations:		919,514
Unencumbered real estate assets, gross	$2,095,661		Total Debt		$1,388,906
Cash and cash equivalents	11,763
Land held for development	197,740
Property under development	38,369
Total Unencumbered Assets	$2,343,533

Consolidated income available for debt service:	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	Trailing Twelve Months
Adjusted EBITDA	$69,499	$70,244	$70,010	$66,143	$275,896
Add: Adjusted EBITDA of discontinued operations	304	1,242	840	1,342	3,728
Less: straight-line rental revenue	(1,214)	(927)	(2,042)	(862)	(5,045)
Consolidated income available for debt service	$68,589	$70,559	$68,808	$66,623	$274,579

Annual Debt Service:
Interest expense, gross	$20,335	$20,445	$20,307	$18,481	$79,568
Less: deferred financing fees amortization	(999)	(994)	(1,047)	(1,092)	(4,132)
Annual Debt Service	$19,336	$19,451	$19,260	$17,389	$75,436

Debt Service Coverage	3.5	3.6	3.6	3.8	3.6

EPR Properties
Capital Structure at March 31, 2013
(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at March 31, 2013	Liquidation Preference	Dividend Rate	Convertible

Common shares	47,039,089	$52.05	N/A	(1)	N/A
Series C	5,400,000	$22.97	$135,000	5.750%	Y
Series E	3,450,000	$32.45	$86,250	9.000%	Y
Series F	5,000,000	$25.70	$125,000	6.625%	N

Calculation of Total Market Capitalization:

Common shares outstanding at March 31, 2013 multiplied by closing price at March 31, 2013				$2,448,385
Aggregate liquidation value of Series C preferred shares (2)				135,000
Aggregate liquidation value of Series E preferred shares (2)				86,250
Aggregate liquidation value of Series F preferred shares (2)				125,000
Total long-term debt at March 31, 2013				1,383,392
Total consolidated market capitalization				$4,178,027

(1) Quarterly dividend declared in the first quarter of 2013 was $0.79 per share.
(2) Excludes accrued unpaid dividends at March 31, 2013.

EPR Properties
Summary of Ratios
(Unaudited)

	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011

Debt to total assets (book value)	47%	46%	46%	45%	44%	42%

Debt to total market capitalization	33%	35%	36%	36%	33%	33%

Debt to gross assets	41%	41%	41%	40%	39%	38%

Debt/Adjusted EBITDA - continuing operations (1)	4.98	4.87	4.79	4.80	4.82	4.49

Debt/Adjusted EBITDA - continuing and discontinued operations (1)	4.95	4.79	4.73	4.71	4.74	4.40

Secured debt to secured assets	55%	56%	57%	56%	56%	58%

Unencumbered real estate assets to total real estate assets (2)	71%	70%	70%	58%	57%	56%

Interest coverage ratio (3)	3.5	3.5	3.5	3.7	3.6	3.8

Fixed charge coverage ratio (3)	2.7	2.7	2.7	2.8	2.7	2.8

Debt service coverage ratio (3)	2.9	2.9	2.8	2.8	2.7	2.8

FFO payout ratio (4)	77%	86%	80%	82%	87%	77%

FFO as adjusted payout ratio (5)	84%	78%	78%	82%	87%	78%

AFFO payout ratio (6)	85%	82%	81%	82%	86%	77%

(1) Adjusted EBITDA is for the quarter annualized. See pages 29 through 30 for definitions.
(2) Total real estate assets includes rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(3) See page 17 for detailed calculation.
(4) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(5) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(6) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios
(Unaudited, dollars in thousands)

	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011
Interest Coverage Ratio (1):
Net income	$41,206	$29,281	$34,175	$36,818	$21,390	$37,968
Impairment charges	—	7,979	3,086	—	12,843	—
Transaction costs	318	31	184	31	158	233
Interest expense, gross	20,335	20,445	20,307	18,481	18,350	17,776
Depreciation and amortization	13,745	13,594	13,276	12,893	12,457	12,040
Share-based compensation expense
to management and trustees	1,548	1,417	1,418	1,534	1,464	1,398
Costs (gain) associated with loan refinancing
or payoff, net	—	150	477	—	—	(390)
Interest cost capitalized	(344)	(380)	(307)	(16)	(156)	(112)
Straight-line rental revenue	(1,214)	(927)	(2,042)	(862)	(801)	(298)
Gain on early extinguishment of debt	(4,539)	—	—	—	—
(Gain) loss on sale or acquisition of real estate from discontinued operations	(565)	747	—	(438)	(282)	(1,236)
Interest coverage amount	$70,490	$72,337	$70,574	$68,441	$65,423	$67,379

Interest expense, net	$19,989	$20,062	$19,994	$18,459	$18,130	$17,620
Interest income	2	3	6	6	64	44
Interest cost capitalized	344	380	307	16	156	112
Interest expense, gross	$20,335	$20,445	$20,307	$18,481	$18,350	$17,776

Interest coverage ratio	3.5	3.5	3.5	3.7	3.6	3.8

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$70,490	$72,337	$70,574	$68,441	$65,423	$67,379

Interest expense, gross	$20,335	$20,445	$20,307	$18,481	$18,350	$17,776
Preferred share dividends	5,952	6,503	6,002	6,002	6,001	6,003
Fixed charges	$26,287	$26,948	$26,309	$24,483	$24,351	$23,779

Fixed charge coverage ratio	2.7	2.7	2.7	2.8	2.7	2.8

Debt Service Coverage Ratio (1):
Interest coverage amount	$70,490	$72,337	$70,574	$68,441	$65,423	$67,379

Interest expense, gross	$20,335	$20,445	$20,307	$18,481	$18,350	$17,776
Recurring principal payments	4,303	4,171	5,131	6,337	6,327	6,205
Debt service	$24,638	$24,616	$25,438	$24,818	$24,677	$23,981

Debt service coverage ratio	2.9	2.9	2.8	2.8	2.7	2.8

(1) See pages 29 through 30 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities
(Unaudited, dollars in thousands)

The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011

Net cash provided by operating activities	$40,172	$61,852	$41,963	$61,481	$41,959	$60,348

Equity in income from joint ventures	351	358	342	278	47	616
Distributions from joint ventures	(223)	(219)	(189)	(284)	(354)	(672)
Amortization of deferred financing costs	(999)	(994)	(1,047)	(1,092)	(1,085)	(986)
Increase (decrease) in mortgage notes and related accrued interest receivable	36	(419)	791	24	13	(405)
Increase (decrease) in restricted cash	(2,946)	3,984	4,543	(1,360)	(1,439)	(2,304)
Increase (decrease) in accounts receivable, net	339	3,149	2,182	(2,284)	393	168
Increase in direct financing lease receivable	1,212	1,234	1,192	1,282	1,256	1,278
Increase (decrease) in other assets	(139)	(1,682)	1,219	(1,953)	3,145	(2,014)
Decrease (increase) in accounts payable and accrued liabilities	10,520	(11,276)	1,365	(5,402)	6,565	(5,665)
Decrease (increase) in unearned rents	3,072	(2,969)	33	117	(2,628)	(194)
Straight-line rental revenue	(1,214)	(927)	(2,042)	(862)	(801)	(298)
Interest expense, gross	20,335	20,445	20,307	18,481	18,350	17,776
Interest cost capitalized	(344)	(380)	(307)	(16)	(156)	(112)
Costs (gain) associated with loan refinancing or payoff, net (cash portion)	—	150	38	—	—	(390)
Transaction costs	318	31	184	31	158	233

Interest coverage amount (1)	$70,490	$72,337	$70,574	$68,441	$65,423	$67,379

(1) See pages 29 through 30 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Capital Spending and Disposition Summaries
(Unaudited, dollars in thousands)

2013 Capital Spending:
Description	Location	Operating Segment	Capital Spending Three Months Ended March 31, 2013
Development of megaplex theatres	various	Entertainment	$12,695
Development of other entertainment and retail projects	various	Entertainment	1,549
Investment in unconsolidated joint ventures	various	Entertainment	433
Investment in mortgage note receivable for public charter school	Jersey City, NJ	Education	5,960
Acquisition of early childhood education center	Peoria, AZ	Education	3,720
Development of public charter school properties	various	Education	5,405
Additions to mortgage note receivable for development of Schlitterbahn waterparks	various	Recreation	2,006
Additions to mortgage note receivable for improvements at ski properties	various	Recreation	381
Development of TopGolf golf entertainment facilities	various	Recreation	3,879
Improvements at Wisp ski resort	McHenry, MD	Recreation	1,096
Investment in casino and resort project	Sullivan County, NY	Other	1,563
Total investment spending			$38,687
Other capital acquisitions, net	various		408
Total capital spending			$39,095

2013 Dispositions:
Description	Location	Date of Disposition	Net Sales Proceeds
Geyser Peak winery and related vineyards	Sonoma County, CA	March 2013	$24,146

EPR Properties
Financial Information by Segment
For the Three Months Ended March 31, 2013
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$54,983	$3,157	$1,909	$738	$60,787	$—	$60,787
Tenant reimbursements	4,744	—	—	—	4,744	—	4,744
Other income	23	—	—	1	24	—	24
Mortgage and other financing income	2,204	7,957	7,555	79	17,795	—	17,795
Total revenue	61,954	11,114	9,464	818	83,350	—	83,350

Property operating expense	7,135	—	—	(130)	7,005	—	7,005
Other expense	—	—	—	141	141	53	194
Total investment expenses	7,135	—	—	11	7,146	53	7,199
General and administrative expense	—	—	—	—	—	6,652	6,652
Transaction costs	—	—	—	—	—	318	318
EBITDA - continuing operations	$54,819	$11,114	$9,464	$807	$76,204	$(7,023)	$69,181
	72%	15%	12%	1%	100%

Add: transaction costs						318	318
Adjusted EBITDA - continuing operations							69,499

Reconciliation to Consolidated Statements of Income:
Gain on early extinguishment of debt						4,539	4,539
Interest expense, net						(19,989)	(19,989)
Transaction costs						(318)	(318)
Depreciation and amortization						(13,438)	(13,438)
Equity in income from joint ventures						351	351
Discontinued operations:
Loss from discontinued operations						(3)	(3)
Gain on sale or acquisition of real estate						565	565
Net income							41,206
Preferred dividend requirements						(5,952)	(5,952)
Net income available to common shareholders of EPR Properties							$35,254

EPR Properties
Financial Information by Segment
For the Three Months Ended March 31, 2012
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$54,561	$1,420	$519	$758	$57,258	$—	$57,258
Tenant reimbursements	4,822	—	—	—	4,822	—	4,822
Other income	24	—	—	1	25	—	25
Mortgage and other financing income	447	7,295	6,906	26	14,674	—	14,674
Total revenue	59,854	8,715	7,425	785	76,779	—	76,779

Property operating expense	6,005	—	—	369	6,374	—	6,374
Other expense	—	—	—	183	183	167	350
Total investment expenses	6,005	—	—	552	6,557	167	6,724
General and administrative expense	—	—	—	—	—	6,467	6,467
Transaction costs	—	—	—	—	—	158	158
Impairment charges	—	—	—	—	—	3,998	3,998
EBITDA - continuing operations	$53,849	$8,715	$7,425	$233	$70,222	$(10,790)	$59,432
	77%	12%	11%	—%	100%

Add: transaction costs						158	158
Add: impairment charges						3,998	3,998
Adjusted EBITDA - continuing operations							63,588

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(18,141)	(18,141)
Transaction costs						(158)	(158)
Impairment charges						(3,998)	(3,998)
Depreciation and amortization						(11,740)	(11,740)
Equity in income from joint ventures						47	47
Discontinued operations:
Income from discontinued operations						355	355
Impairment charges						(8,845)	(8,845)
Gain on sale or acquisition of real estate						282	282
Net income							21,390
Noncontrolling interests						(18)	(18)
Preferred dividend requirements						(6,001)	(6,001)
Net income available to common shareholders of EPR Properties							$15,371

EPR Properties
Financial Information by Segment - Discontinued Operations
(Unaudited, dollars in thousands)

	For the Three Months Ended March 31, 2013
	Entertainment (1)	Other (2)	Consolidated
Rental revenue	$—	$347	$347
Total revenue	—	347	347

Property operating expense	21	—	21
Other expense	—	22	22
Total investment expenses	21	22	43
EBITDA and Adjusted EBITDA - discontinued operations	$(21)	$325	$304

Reconciliation to Consolidated Statements of Income:
Depreciation and amortization			(307)
Gain on sale or acquisition of real estate			565
Income from discontinued operations			$562

	For the Three Months Ended March 31, 2012
	Entertainment (1)	Other (2)	Consolidated
Rental revenue	$—	$1,025	$1,025
Mortgage and other financing income	—	67	67
Total revenue	—	1,092	1,092

Property operating expense	5	(200)	(195)
Other expense	—	226	226
Total investment expenses	5	26	31
Impairment charges	—	8,845	8,845
EBITDA - discontinued operations	$(5)	$(7,779)	$(7,784)

Add: impairment charges			8,845
Adjusted EBITDA - discontinued operations			$1,061
Reconciliation to Consolidated Statements of Income:
Interest expense, net			11
Impairment charges			(8,845)
Depreciation and amortization			(717)
Gain on sale or acquisition of real estate			282
Loss from discontinued operations			$(8,208)

(1) For each of the three months ended March 31, 2013 and 2012, consists of administrative expenses related to the entities that owned Toronto Dundas Square.
(2) For the three months ended March 31, 2013, consists of the operations of the Pope Valley Winery, which was classified as held for sale as of March 31, 2013 as well as the operations of a winery and a portion of related vineyards located in Sonoma County, California that was sold on March 18, 2013. For the three months ended March 31, 2012, consists of the operations of the above mentioned properties as well as the operations of the Buena Vista vineyard and winery and the Carneros custom crush facility, which were sold during 2012.

EPR Properties
Investment Information by Segment
As of March 31, 2013 and December 31, 2012
(Unaudited, dollars in thousands)

	As of March 31, 2013
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,652,624	$109,854	$67,694	$28,032	$1,858,204
Rental properties held for sale, net of accumulated depreciation	—	—	—	2,788	2,788
Add back accumulated depreciation on rental properties	365,285	2,339	3,267	12,441	383,332
Add back accumulated depreciation on rental properties held for sale	—	—	—	319	319
Land held for development	4,457	—	—	193,283	197,740
Property under development	31,633	2,235	4,501	—	38,369
Mortgage notes and related accrued interest receivable, net	77,464	35,904	352,668	2,521	468,557
Investment in a direct financing lease, net	—	235,302	—	—	235,302
Investment in joint ventures	12,287	—	—	—	12,287
Intangible assets, gross (1)	14,049	—	—	—	14,049
Notes receivable and related accrued interest receivable, net (1)	184	3,780	—	949	4,913
Total investments (2)	$2,157,983	$389,414	$428,130	$240,333	$3,215,860
% of total investments	67%	12%	13%	8%	100%

	As of December 31, 2012
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,664,763	$100,666	$67,127	$52,537	$1,885,093
Rental properties held for sale, net of accumulated depreciation	—	—	—	2,788	2,788
Add back accumulated depreciation on rental properties	355,585	1,645	2,677	15,777	375,684
Add back accumulated depreciation on rental properties held for sale	—	—	—	319	319
Land held for development	4,457	—	—	191,720	196,177
Property under development	20,952	4,582	3,842	—	29,376
Mortgage notes and related accrued interest receivable, net	76,199	28,945	348,091	2,517	455,752
Investment in a direct financing lease, net	—	234,089	—	—	234,089
Investment in joint ventures	11,971	—	—	—	11,971
Intangible assets, gross (1)	14,327	—	—	—	14,327
Notes receivable and related accrued interest receivable, net (1)	183	3,728	—	993	4,904
Total investments (2)	$2,148,437	$373,655	$421,737	$266,651	$3,210,480
% of total investments	67%	12%	13%	8%	100%

(1) Included in other assets in the consolidated balance sheets as of March 31, 2013 and December 31, 2012 in the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:

	3/31/2013	12/31/2012
Intangible assets, gross	$14,049	$14,327
Less: accumulated amortization on intangible assets	(11,088)	(11,006)
Notes receivable and related accrued interest receivable, net	4,913	4,904
Prepaid expenses and other current assets	29,340	30,187
Total other assets	$37,214	$38,412

(2) See pages 29 and 30 for definitions.

EPR Properties
Lease Expirations
As of March 31, 2013
(Unaudited, dollars in thousands)

	Megaplex Theatres			Public Charter Schools
Year	Total Number of Leases Expiring	Rental Revenue for the Trailing Twelve Months Ended March 31, 2013 (1)	% of Total Revenue	Total Number of Leases Expiring	Financing Income/Rental Revenue for the Trailing Twelve Months Ended March 31, 2013	% of Total Revenue

2013	—	$—	—	—	$—	—
2014	—	—	—	—	—	—
2015	3	9,506	3%	—	—	—
2016	4	9,407	3%	—	—	—
2017	4	7,262	2%	—	—	—
2018	18	30,548	9%	—	—	—
2019	7	22,318	7%	—	—	—
2020	7	9,247	3%	—	—	—
2021	5	8,399	3%	—	—	—
2022	12	23,040	7%	—	—	—
2023	6	15,086	5%	—	—	—
2024	9	16,266	5%	—	—	—
2025	6	12,577	4%	—	—	—
2026	4	5,677	2%	—	—	—
2027	2	3,239	1%	—	—	—
2028	1	1,060	—	—	—	—
2029	15	14,125	4%	—	—	—
2030	—	—	—	—	—	—
2031	4	3,772	1%	11	10,611	3%
2032	4	3,091	1%	13	11,087	3%
Thereafter	—	—	—	15	16,079	5%
	111	$194,620	60%	39	$37,777	11%

Note: This schedule relates to consolidated megaplex theatres and public charter schools only which together represent approximately 70% of total revenue for the trailing twelve months ended March 31, 2013. This schedule excludes properties under construction.

(1) Consists of rental revenue and tenant reimbursements.

EPR Properties
Top Ten Customers by Revenue from Continuing Operations
(Unaudited, dollars in thousands)

			Total Revenue For The
			Three Months Ended	Percentage of
	Customers	Asset Type	March 31, 2013	Total Revenue

1.	American Multi-Cinema, Inc.	Entertainment	$21,566	26%
2.	Imagine Schools, Inc.	Education	7,069	8%
3.	Regal Cinemas, Inc.	Entertainment	5,323	7%
4.	Peak Resorts, Inc.	Recreation	4,516	5%
5.	Rave Cinemas	Entertainment	4,475	5%
6.	Cinemark USA, Inc.	Entertainment	4,248	5%
7.	SVVI, LLC	Recreation	3,199	4%
8.	Southern Theatres, LLC	Entertainment	2,992	4%
9.	Carmike Cinemas, Inc.	Entertainment	2,435	3%
10.	Empire Theatres Limited	Entertainment	2,092	3%

	Total		$57,915	70%

EPR Properties
Summary of Mortgage Notes Receivable
(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	March 31, 2013	December 31, 2012
Mortgage note and related accrued interest receivable, 9.00%, due June 30, 2013	$1,703	$1,710
Mortgage note, 10.00%, due April 1, 2016	42,907	42,907
Mortgage note and related accrued interest receivable, 10.00%, due November 1, 2017	2,521	2,517
Mortgage note, 9.50%, due January 31, 2018	19,244	17,979
Mortgage notes, 7.00% and 10.00%, due May 1, 2019	180,552	178,545
Mortgage note, 9.96%, due March 10, 2027	10,972	10,945
Mortgage notes, 10.61%, due April 3, 2027	62,500	62,500
Mortgage note, 9.83%, due October 30, 2027	46,068	45,714
Mortgage note and related accrued interest receivable, 10.65%, due June 28, 2032	36,032	36,032
Mortgage note and related accrued interest receivable, 9.00%, due September 1, 2032	19,521	19,471
Mortgage note and related accrued interest receivable, 10.25%, due October 31, 2032	22,188	22,188
Mortgage note, 10.00%, due December 19, 2032	2,550	2,550
Mortgage note and related accrued interest receivable, 9.00%, due December 31, 2032	5,747	5,787
Mortgage note, 10.25%, due June 30, 2033	2,943	1,977
Mortgage note, 9.50%, due January 1, 2033	5,989	—
Mortgage note, 11.31%, due December 31, 2033	7,120	4,930
Total mortgage notes and related accrued interest receivable	$468,557	$455,752

Payments Due on Mortgage Notes Receivable

	As of March 31, 2013
Year:
2013	$2,247
2014	117
2015	878
2016	43,797
2017	1,154
Thereafter	420,364
Total	$468,557

EPR Properties
Summary of Notes Receivable
(Unaudited, dollars in thousands)

Summary of Notes Receivable (1)

	March 31, 2013	December 31, 2012
Note and related accrued interest receivable, 9.23%,
due August 31, 2015	$3,780	$3,728
Note and related accrued interest receivable, 6.00%,
due December 31, 2017	1,072	1,116
Other	184	183
Total notes and related accrued interest receivable	$5,036	$5,027
Less: Loan loss reserves	(123)	(123)
Total notes and related accrued interest receivable, net	$4,913	$4,904

(1) Included in other assets in the accompanying balance sheets as of March 31, 2013 and December 31, 2012.

Payments due on Notes Receivable

	As of March 31, 2013
Year:
2013	$212
2014	202
2015	3,714
2016	142
2017	582
Thereafter	184
Total	$5,036

EPR Properties
Summary of Unconsolidated Joint Ventures
As of and for the Three Months Ended March 31, 2013
(Unaudited, dollars in thousands)

Atlantic-EPR I and Atlantic-EPR II

EPR investment interest in Atlantic-EPR I: 44.4%
EPR investment interest in Atlantic-EPR II: 30.7%
Income recognized for the three months ended March 31, 2013: $183
Distributions received for the three months ended March 31, 2013: $223

Unaudited condensed financial information for Atlantic-EPR I and Atlantic-EPR II is as follows as of and for the three months ended March 31, 2013 and 2012:

	2013	2012
Rental properties, net	$45,219	$46,324
Cash	281	1,397
Mortgage note payable (1)	11,720	12,126
Mortgage note payable to EPR (2)	19,244	14,852
Partners’ equity	18,594	19,127
Rental revenue	1,448	1,400
Net income	520	348
(1) Atlantic-EPR II mortgage note payable is due September 1, 2013
(2) Atlantic-EPR I mortgage note payable to EPR is due January 31, 2018

Ningbo PIC, Nanqiao PIC, Shanghai Himalaya PIC and Shanghai SFG-EPR Cinema

EPR investment interest: 30.0%, 49.0%, 49.0% and 49.0%, respectively
EPR investment: $4,889
Income recognized for the three months ended March 31, 2013: $168
Distributions received for the three months ended March 31, 2013: $0

EPR Properties
Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management utilizes EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA - continuing operations as the sum of net income plus costs (gain) associated with loan refinancing or payoff, net, interest expense (net), depreciation and amortization, less gain on sale or acquisition of real estate, gain on early extinguishment of debt, equity in income from joint ventures and discontinued operations. EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations. Adjusted EBITDA - continuing operations is presented to also add back the effect of non-cash impairment charges, the provision for loan losses and transaction costs. Adjusted EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations.

The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED

The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales or acquisitions of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gain) associated with loan refinancing or payoff, net, transaction costs, provision for loan losses and preferred share redemption costs and by subtracting gain on early extinguishment of debt . FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)

In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs, non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net and preferred share redemption costs; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income and gain on early extinguishment of debt. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO

The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt and gain or loss on sale or acquisition of real estate from discontinued operations. We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO

The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO

The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS

Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), rental properties held for sale (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.